"REGULAR"                     YAMAHA MOTOR MASTER TRUST             COLLECTION
DISTRIBUTION DATE:               6.25% SERIES 1994-1,           PERIOD ENDING:
15-JAN-99               6.20% SERIES 1995-1 & SERIES 1998-1         31-DEC-98

-------------------------------------------------------------------------------

A. INFORMATION REGARDING THE YAMAHA MOTOR MASTER TRUST

1.  Aggregate Pool Balance as of the beginning of the
    preceding Collection Period  . . . . . . . . . . . . . . . . . . . . . . . . . .   446,637,452.72

2.  Aggregate amount of Collections during the preceding
    Collection Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   113,487,171.03

       a) Collections other than finance charges, cash Adjustment Payments
          and cash Transferor Deposit Amounts. . . . . . . . . . . . . . . . . . . .   112,081,461.83

       b) Finance Charge collections . . . . . . . . . . . . . . . . . . . . . . . .    1,405,709.20

       c) Cash Adjustment Payments . . . . . . . . . . . . . . . . . . . . . . . . .        0.00

       d) Cash Transferor Deposit Amounts. . . . . . . . . . . . . . . . . . . . . .        0.00

3.  Aggregate amount of receivables written off (net of recoveries) during the
    preceding Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . .      5,209.79

4.  Aggregate amount of non-cash Adjustment Payments during the preceding
    Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,783,866.58

5.  Aggregate amount of non-cash Transferor Deposit Amounts during the preceding
    Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.00

6.  Aggregate amount of additional Receivables during
    the Preceding Collection period. . . . . . . . . . . . . . . . . . . . . . . . .   136,852,397.95

7.  Aggregate Pool Balance as of the end of the preceding
    Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   467,619,312.47

8.  The aggregate Trust Principal Component as of the beginning of the
    preceding Collection Period was  . . . . . . . . . . . . . . . . . . . . . . . .   438,821,297.30

9.  The aggregate amount of Principal Collections during the
    preceding Collection Period was. . . . . . . . . . . . . . . . . . . . . . . . .   105,671,015.61

10.  The aggregate amount of Defaulted Receivables during the preceding
     Collection Period was . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5,118.62

11.  The aggregate Trust Principal Component as of the end of the
     preceding Collection Period was * . . . . . . . . . . . . . . . . . . . . . . .   459,435,974.50

12.  The aggregate amount of Yield Collections during the preceding
     Collection Period was . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7,816,155.42

13.  The Discount Factor during the preceding Collection Period was. . . . . . . . .       1.75%

14.  The Monthly Payment Rate during the preceding Collection Period was . . . . . .       25.41%

15.  Defaulted Receivables ([ charged-off receivables less recoveries ] x
     [1-Discount rate]) during the preceding Collection Period, expressed as an annual percentage of the Trust Principal Component as of the beginning
     of the preceding Collection Period, were. . . . . . . . . . . . . . . . . . . .       0.01%

16.  "Finance Charge" collections during the preceding Collection Period, expressed as an annual percentage of the Pool Balance as of the
     beginning of the preceding Collection Period, were. . . . . . . . . . . . . . .       3.78%


"REGULAR"                     YAMAHA MOTOR MASTER TRUST             COLLECTION
DISTRIBUTION DATE:               6.25% SERIES 1994-1,           PERIOD ENDING:
15-JAN-99               6.20% SERIES 1995-1 & SERIES 1998-1         31-DEC-98

-------------------------------------------------------------------------------


B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT

                                                   SERIES               SERIES                 SERIES
                                                    1994-1               1995-1                1998-1             AGGREGATE
                                                    ------               ------                ------             ---------
1. Aggregate Invested Amount and Pool
   Factor as of the beginning of the
   preceding Collection Period

   a) Class A Invested Amount. . . . . . . .    150,000,000.00       100,000,000.00         125,800,000.00       375,800,000.00
      Class A Percentage (% of
        Invested Amount) . . . . . . . . . .       82.00%               82.00%                  88.50%               84.07%

        Series 1998-1 Commercial
          Paper Principal Component. . . . .           ---                ---               125,800,000.00       125,800,000.00
        Series 1998-1 APA Bank Loan
          Balance. . . . . . . . . . . . . .           ---                ---                   (0.00)               (0.00)

   b) Less Principal Funding Account
      or Capitalized Interest Account
      (1998-1 only). . . . . . . . . . . . .    142,499,608.23            0.00                 800,000.00       143,299,608.23

   c) Equals Class A Adjusted Invested
        Amount . . . . . . . . . . . . . . .     7,500,391.77       100,000,000.00           125,000,000.00     232,500,391.77

   d) Class B Invested Amount. . . . . . . .     32,926,829.27       21,951,219.51            16,346,892.66       71,224,941.44
      Class B Percentage (% of
        Invested Amount) . . . . . . . . . .        18.00%               18.00%                 11.50%               15.93%

   e) Aggregate Invested Amount. . . . . . .    182,926,829.27       121,951,219.51         142,146,892.66       447,024,941.44

   f) Class A Pool Factor. . . . . . . . . .        1.0000000           1.0000000                  ---

   g) Class B Pool Factor. . . . . . . . . .        1.0000000           1.0000000                  ---

2. Aggregate Invested Amount and Pool
   Factor as of the end of the
   preceding Collection Period

   a) Class A Invested Amount. . . . . . . .    150,000,000.00       100,000,000.00         174,378,913.86       424,378,913.86
      Class A Percentage (% of
        Invested Amount) . . . . . . . . . .         100.00%            100.00%                  100.00%            100.00%

        Series 1998-1 Commercial
          Paper Principal Component. . . . .           ---                ---               174,378,913.86       174,378,913.86
        Series 1998-1 APA Bank Loan
          Balance. . . . . . . . . . . . . .           ---                ---                   (0.00)               (0.00)
        Series 1998-1 balance of
          Undistributed Principal
          Collections. . . . . . . . . . . .           ---                ---                    0.00                 0.00
                                                                                            174,378,913.86       174,378,913.86

   b) Less Principal Funding Account or
      Capitalized Interest Account
      (1998-1 only). . . . . . . . . . . . .    150,000,000.00            0.00                1,200,000.00       151,200,000.00

   c) Equals Class A Adjusted Invested
        Amount . . . . . . . . . . . . . . .          0.00           100,000,000.00          173,178,913.86     273,178,913.86

   d) Class B Invested Amount. . . . . . . .      32,926,829.27       21,951,219.51           22,659,406.89       77,537,455.67

   e) Invested Amount. . . . . . . . . . . .    182,926,829.27       121,951,219.51         197,038,320.75       501,916,369.53

   f) Class A Pool Factor. . . . . . . . . .        1.0000000           1.0000000                  ---

   g) Class B Pool Factor. . . . . . . . . .        1.0000000           1.0000000                  ---


                                                                  % TRUST PRINCIPAL
                                                   $ AMOUNT           COMPONENT
                                                   --------           ---------
3. Transferor Interest as of the
   beginning of the preceding
   Collection Period . . . . . . . . . . . .    134,295,964.09           30.60%

   a) Special Funding Account as of
      the beginning of the preceding
      Collection Period. . . . . . . . . . .         0.00                 0.00%

4.  Available Subordinated Amount as
    of the beginning of the preceding
    Collection Period. . . . . . . . . . . .     2,188,523.52             0.50%

5.  Average Class A Invested Amount
    (98-A calendar month). . . . . . . . . .          ---                  ---              149,859,241.28
    Average Class B Invested Amount
    (98-A calendar month). . . . . . . . . .          ---                  ---               19,473,234.74

"REGULAR"                     YAMAHA MOTOR MASTER TRUST             COLLECTION
DISTRIBUTION DATE:               6.25% SERIES 1994-1,           PERIOD ENDING:
15-JAN-99               6.20% SERIES 1995-1 & SERIES 1998-1         31-DEC-98

-------------------------------------------------------------------------------


B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT, CONT...
                                                                                                     % TRUST
                                                                                                     PRINCIPAL
                                                                                  AMOUNT             COMPONENT
                                                                                  ------             ---------
5. Transferor Interest as of the end of the preceding
   Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . .      107,519,604.98          23.40%

   a) Special Funding Account as of the end of the preceding
      Collection Period. . . . . . . . . . . . . . . . . . . . . . . . .           0.00                0.00%


6. Available Subordinated Amount as of the end of the preceding
   Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00                0.00%


7. Minimum Transferor Percentage (net of Available Subordinated Amount)
   as of the end of the preceding Collection Period. . . . . . . . . . .        55,132,316.94         12.00%


C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS

1. Floating Allocation Percentage

Series 1994-1 Investor Percentage. . . . . . . . . . . . . . . . . . . .           9.21%
Series 1995-1 Investor Percentage. . . . . . . . . . . . . . . . . . . .          27.79%
Series 1998-1 Investor Percentage. . . . . . . . . . . . . . . . . . . .          38.59%
Transferor Percentage. . . . . . . . . . . . . . . . . . . . . . . . . .          24.41%
                                                                                  ------
                                                                                  100.00%
2. Fixed Allocation Percentage

Series 1994-1 Investor Percentage. . . . . . . . . . . . . . . . . . . .          40.92%
Series 1995-1 Investor Percentage. . . . . . . . . . . . . . . . . . . .            NA
Series 1998-1 Investor Percentage. . . . . . . . . . . . . . . . . . . .            NA
Transferor Percentage. . . . . . . . . . . . . . . . . . . . . . . . . .           0.00%

3. Allocation of Yield Collections

Yield Collections allocable to Series 1994-1 . . . . . . . . . . . . . .        720,077.73
Yield Collections allocable to Series 1995-1 . . . . . . . . . . . . . .       2,172,159.13
Yield Collections allocable to Series 1998-1 . . . . . . . . . . . . . .       3,016,100.08
                                                                               ------------
Aggregate Investor Yield Collections . . . . . . . . . . . . . . . . . .       5,908,336.94
Yield Collections allocable to the Transferor. . . . . . . . . . . . . .       1,907,818.49
                                                                               ------------
Total allocable Yield Collections. . . . . . . . . . . . . . . . . . . .       7,816,155.42

4. Allocation of Special Funding Account Income
   (allocated and distributed to the Transferor during the Revolving Period)

Special Funding Account Income allocable to Series 1994-1. . . . . . . .           0.00
Special Funding Account Income allocable to Series 1995-1. . . . . . . .           0.00
Special Funding Account Income allocable to Series 1998-1. . . . . . . .           0.00
Aggregate Investor Special Funding Account Income. . . . . . . . . . . .           0.00
Special Funding Account Income allocable to the Transferor . . . . . . .           0.00
Total allocable Special Funding Account Income . . . . . . . . . . . . .           0.00

"REGULAR"                     YAMAHA MOTOR MASTER TRUST             COLLECTION
DISTRIBUTION DATE:               6.25% SERIES 1994-1,           PERIOD ENDING:
15-JAN-99               6.20% SERIES 1995-1 & SERIES 1998-1         31-DEC-98

-------------------------------------------------------------------------------

C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS, CONT...
                                                                                                      $ AMOUNT
                                                                                                      --------
5. Allocation of Defaults

Defaults allocable to Series 1994-1 (Investor Default Amount). . . . . . . . . . . . . . . . .         471.56
Defaults allocable to Series 1995-1 (Investor Default Amount). . . . . . . . . . . . . . . . .        1,422.50
Defaults allocable to Series 1998-1 (Investor Default Amount). . . . . . . . . . . . . . . . .        1,975.17
                                                                                                   -------------
Aggregate Investor Default Amount. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,869.23
Defaults allocable to the Transferor . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,249.39
                                                                                                   -------------
 Total allocable Defaults. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,118.62

6. Allocation of Principal Collections

Principal Collections allocable to Series 1994-1 . . . . . . . . . . . . . . . . . . . . . . .     43,241,577.91
Principal Collections allocable to Series 1995-1 . . . . . . . . . . . . . . . . . . . . . . .     28,827,718.60
Principal Collections allocable to Series 1998-1 . . . . . . . . . . . . . . . . . . . . . . .     33,601,719.10
                                                                                                   -------------
Aggregate Investor Principal Collections . . . . . . . . . . . . . . . . . . . . . . . . . . .     105,671,015.61
Principal Collections allocable to the Transferor. . . . . . . . . . . . . . . . . . . . . . .          0.00
                                                                                                   -------------
Total allocable Principal Collections. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     105,671,015.61

7. Allocation of Collection Account Income (allocated and distributed to Series
   1994-1, Series 1995-1 and Series 1998-1 during an Early Amortization Period)

Collection Account Income allocable to Series 1994-1 . . . . . . . . . . . . . . . . . . . . .          0.00
Collection Account Income allocable to Series 1995-1 . . . . . . . . . . . . . . . . . . . . .          0.00
Collection Account Income allocable to Series 1998-1 . . . . . . . . . . . . . . . . . . . . .          0.00
                                                                                                   -------------
Aggregate Investor Collection Account Income . . . . . . . . . . . . . . . . . . . . . . . . .          0.00
Collection Account Income allocable to the Transferor. . . . . . . . . . . . . . . . . . . . .         237.74
Total allocable Collection Account Income. . . . . . . . . . . . . . . . . . . . . . . . . . .         237.74

D. INFORMATION REGARDING YIELD COLLECTIONS & INVESTMENT INCOME (YIELD FUNDS)

                                                        SERIES 1994-1     SERIES 1995-1        SERIES 1998-1        AGGREGATE
                                                        -------------     -------------        -------------       ----------
1. Yield Collections (including "finance
   charges") allocable to Series 1994-1,
   Series 1995-1 and Series 1998-1 during
   the preceding Collection Period were. . . . . . . .    720,077.73      2,172,159.13         3,016,100.08        5,908,336.94

2. Principal Funding Account investment
   income during the preceding Collection
   Period was. . . . . . . . . . . . . . . . . . . . .    585,944.30          0.00                   ---            585,944.30

3. Special Funding Account investment
   income allocable to Series 1994-1,
   Series 1995-1 and Series 1998-1 during
   the preceding Collection Period were. . . . . . . .       0.00             0.00                  0.00               0.00

4. Collection Account investment income
   allocable to Series 1994-1, Series 1995-1
   and Series 1998-1 during the preceding
   Collection Period were. . . . . . . . . . . . . . .       0.00             0.00                  0.00               0.00

5. Capitalized Interest Account Investment
   and Interest income (allocable to Series
   1998-1 only) during the preceding
   Collection Period was . . . . . . . . . . . . . . .       ---               ---                4,445.57           4,445.57

6. Total Yield Funds allocable to Series
   1994-1, Series 1995-1 and Series 1998-1
   during the preceding Collection Period were . . . .   1,306,022.03     2,172,159.13          3,020,545.65       6,498,726.81

   a) Total Yield Funds allocable to Series
      1994-1, Series 1995-1 and Series 1998-1
      as an annual percentage of the Invested
      Amount as of the beginning of the
      preceding Collection Period were . . . . . . . .      8.57%             21.37%               21.41%              16.45%

"REGULAR"                     YAMAHA MOTOR MASTER TRUST             COLLECTION
DISTRIBUTION DATE:               6.25% SERIES 1994-1,           PERIOD ENDING:
15-JAN-99               6.20% SERIES 1995-1 & SERIES 1998-1         31-DEC-98

-------------------------------------------------------------------------------


E. INFORMATION REGARDING THE DISTRIBUTION
   OF YIELD COLLECTIONS AND INVESTMENT
   INCOME ALLOCABLE TO SERIES 1994-1,
   SERIES 1995-1 AND SERIES 1998-1

                                                      SERIES 1994-1      SERIES 1995-1       SERIES 1998-1         AGGREGATE
                                                      -------------      -------------       -------------       ------------
1. Total Yield Funds allocable to
   Series 1994-1, Series 1995-1 and
   Series 1998-1. . . . . . . . . . . . . . . . .      1,306,022.03       2,172,159.13        3,020,545.65       6,498,726.81

2. Plus Draw on Capitalized Interest
   Account (for Series 1998-1 only). . . . . . .           ---                 ---                0.00               0.00

3. Total Yield Funds allocable to
   Series 1994-1, Series 1995-1
   and Series 1998-1, including draw
   on Capitalized Interest Account
   for Series 1998-1 . . . . . . . . . . . . . .       1,306,022.03       2,172,159.13        3,020,545.65       6,498,726.81

4. Less Class A Monthly Interest paid. . . . . .        781,250.00          516,666.67         733,032.85        2,030,949.52

    Class A Certificate Rate . . . . . . . . . .          6.250%              6.200%             5.680%
      - CP Rate (applicable to
        Series 1998-1 only). . . . . . . . . . .           ---                 ---               5.680%
      - Euro Dollar Rate (applicable
        to Series 1998-1 only) . . . . . . . . .           ---                 ---               5.564%
      - Base Rate (applicable to
        Series 1998-1 only). . . . . . . . . . .           ---                 ---               8.250%

5. Less Class A Past Due Monthly
   Interest paid . . . . . . . . . . . . . . . .           0.00               0.00                0.00               0.00

6. Less Class B Monthly Interest
   paid. . . . . . . . . . . . . . . . . . . . .        176,981.71          117,987.80         93,301.60          388,271.11

7. Less Class B Past Due Monthly
   Interest paid . . . . . . . . . . . . . . . .           0.00               0.00                0.00               0.00

8. Less [program] Fees paid
   (applicable to Series 1998-1 only). . . . . .           ---                 ---             18,957.36           18,957.36

9. Less Past Due Program Fees paid
   (Series 1998-1 only). . . . . . . . . . . . .           ---                 ---                0.00               0.00

10. Less Monthly Servicing Fee paid. . . . . . .        304,878.05          203,252.03         236,911.49          745,041.57

11. Less Past Due Monthly Servicing
    Fee paid . . . . . . . . . . . . . . . . . .           0.00               0.00                0.00               0.00

12. Less Reimbursement of previously
    unreimbursed Class A Charge-Offs . . . . . .           0.00               0.00                0.00               0.00
    (distributed as Excess Principal
    during the Revolving Period)

13. Plus Reallocated Transferor Principal. . . .          (0.00)              (0.00)             (0.00)              (0.00)

14. Less Investor Default Amount . . . . . . . .          471.56             1,422.50          1,975.17             3,869.23
    (Excess Principal during the
    Revolving Period)

15. Less Interest on previously
    unreimbursed Class B Charge-Offs . . . . . .           0.00               0.00                0.00               0.00

16. Less Reimbursement of previously
    unreimbursed Class B Charge-Offs . . . . . .           0.00               0.00                0.00               0.00
    (Excess Principal during the
    Revolving Period)

17. Equals Remaining Yield Funds
    allocable to Series 1994-1,
    Series 1995-1 (including draw
    on Capitalized Interest Account
    for Series 1998-1) . . . . . . . . . . . . .        42,440.71         1,332,830.13        1,936,367.18       3,311,638.01

"REGULAR"                     YAMAHA MOTOR MASTER TRUST             COLLECTION
DISTRIBUTION DATE:               6.25% SERIES 1994-1,           PERIOD ENDING:
15-JAN-99               6.20% SERIES 1995-1 & SERIES 1998-1         31-DEC-98

-------------------------------------------------------------------------------


F. INFORMATION REGARDING MONTHLY DISTRIBUTION
   SHORTFALLS TO SERIES 1994-1, SERIES 1995-1
   AND SERIES 1998-1
                                                          SERIES 1994-1       SERIES 1995-1    SERIES 1998-1          AGGREGATE
                                                          -------------       -------------    -------------          ---------
1. Class A Monthly Interest shortfall
   during the preceding Collection Period. . . . . .           0.00               0.00               0.00               0.00

2. Class B Monthly Interest shortfall
   during the preceding Collection Period. . . . . .           0.00               0.00               0.00               0.00

3. Monthly Servicing Fee shortfall
   during the preceding Collection Period. . . . . .           0.00               0.00               0.00               0.00

4. Monthly Program Fees shortfall
   during the preceding Collection Period. . . . . .           ---                 ---               0.00               0.00

5. Class A Investor Charge-Offs
   during the preceding Collection Period. . . . . .           0.00               0.00               0.00               0.00

6. Class B Investor Charge-Offs
   during the preceding Collection Period. . . . . .           0.00               0.00               0.00               0.00

7. Cumulative Unreimbursed Class A
   Investor Charge-Offs. . . . . . . . . . . . . . .           0.00               0.00               0.00               0.00

8. Cumulative Unreimbursed Class B
   Investor Charge-Offs. . . . . . . . . . . . . . .           0.00               0.00               0.00               0.00

9. Cumulative Reallocated Transferor
   Principal . . . . . . . . . . . . . . . . . . . .          (0.00)             (0.00)             (0.00)             (0.00)

"REGULAR"                     YAMAHA MOTOR MASTER TRUST             COLLECTION
DISTRIBUTION DATE:               6.25% SERIES 1994-1,           PERIOD ENDING:
15-JAN-99               6.20% SERIES 1995-1 & SERIES 1998-1         31-DEC-98

-------------------------------------------------------------------------------


G. INFORMATION REGARDING THE CALCULATION
   AND DISTRIBUTION OF PRINCIPAL
                                                          SERIES 1994-1      SERIES 1995-1       SERIES 1998-1         AGGREGATE
                                                          -------------      -------------       -------------         ---------
1. Available Principal Funds (funds on
   deposit in the Collection Account
   for principal distribution)

  a)  Remaining Yield Funds allocable to
      Series 1994-1, Series 1995-1 and
      Series 1998-1. . . . . . . . . . . . . . . . .        42,440.71           0.00                  0.00             42,440.71
      (distributed to Transferor during
      Revolving Period)

  b)  Principal Collections allocable
      to Series 1994-1, Series 1995-1
      and Series 1998-1. . . . . . . . . . . . . . .      43,241,577.91      28,827,718.60       33,601,719.10      105,671,015.61

  c)  Investor Defaults. . . . . . . . . . . . . . .          471.56           1,422.50            1,975.17             3,869.23

  d)  Reallocated Transferor Principal . . . . . . .          (0.00)           (0.00)                (0.00)             (0.00)

  e)  Principal Collections allocable
      to the Transferor. . . . . . . . . . . . . . .           0.00             0.00                  0.00               0.00

  f)  Balance of Special Funding
      Account (Undistributed Principal
      Collections) . . . . . . . . . . . . . . . . .           0.00             0.00                  0.00               0.00
      (retained in Collection Account
      during the Revolving Period)

  g)  Beginning balance of Undistributed
      Principal Collections. . . . . . . . . . . . .            ---              ---                  0.00               0.00

  h)  Excess Principal from Series 1994-1,
      Series 1995-1 and Series 1998-1 . . . . . . . .     39,987,304.94         0.00              58,229,628.84      98,216,933.78
        1)  From Series 1994-1. . . . . . . . . . . .           ---             0.00              35,784,098.40      35,784,098.40
        2)  From Series 1995-1 . . . . . . . . . . .       6,383,610.67          ---              22,445,530.43      28,829,141.10
        3)  From Series 1998-1 . . . . . . . . . . .      33,603,694.27         0.00                  ---            33,603,694.27

  i)  Total Available Principal Funds. . . . . . . .      83,271,795.12      28,829,141.10       91,833,323.11      203,934,259.33

2.  Principal Paid to Class A. . . . . . . . . . . .       7,500,391.77         0.00                  0.00           7,500,391.77

3.  Undistirbuted Principal Collections. . . . . . .           ---               ---                  0.00               0.00

4. Class B Monthly Principal . . . . . . . . . . . .           0.00             0.00                  0.00               0.00

5. Excess Principal Collections. . . . . . . . . . .      35,784,098.40      28,829,141.10       33,603,694.27       98,216,933.78

7. Series 1998-1 Additional Invested
   Amount. . . . . . . . . . . . . . . . . . . . . .           ---               ---             54,891,428.09       54,891,428.09
   a) Class A Additional Invested Amount . . . . . .           ---               ---             48,578,913.86       48,578,913.86

   b) Class B Additional Invested Amount . . . . . .           ---               ---              6,312,514.23        6,312,514.23

"REGULAR"                     YAMAHA MOTOR MASTER TRUST             COLLECTION
DISTRIBUTION DATE:               6.25% SERIES 1994-1,           PERIOD ENDING:
15-JAN-99               6.20% SERIES 1995-1 & SERIES 1998-1         31-DEC-98

-------------------------------------------------------------------------------


H. INFORMATION REGARDING THE PRINCIPAL
   FUNDING ACCOUNT
                                                          SERIES 1994-1    SERIES 1995-1       SERIES 1998-1          AGGREGATE
                                                          -------------    -------------       -------------          ---------
1.  Principal Funding Account amount
    as of the beginning of the
    preceding Collection Period. . . . . . . . . . .      142,499,608.23        0.00                 ---           142,499,608.23

2.  Plus Class A principal deposits
    made during the preceding Collection
    Period . . . . . . . . . . . . . . . . . . . . .       7,500,391.77         0.00                 ---            7,500,391.77

3.  Less principal withdrawals made during
    the preceding Collection Period. . . . . . . . .           0.00             0.00                 ---                 0.00

4.  Principal Funding Account amount as
    of the end of the preceding Collection
    Period . . . . . . . . . . . . . . . . . . . . .      150,000,000.00        0.00                 ---           150,000,000.00

5.  Principal Funding Account investment
    income during the preceding Collection
    Period . . . . . . . . . . . . . . . . . . . . .        585,944.30          0.00                 ---             585,944.30

6.  Principal Funding Account investment
    rate during the preceding Collection
    Period . . . . . . . . . . . . . . . . . . . . .          4.93%             0.00%                ---                4.93%


I. INFORMATION REGARDING TRANSFEROR
   SUBORDINATION EVENT TRIGGERS

                                                          SERIES 1994-1    SERIES 1995-1       SERIES 1998-1          AGGREGATE
                                                          -------------    -------------       -------------          ---------
Transferor Subordination Event ? . . . . . . . . . .            NO               NO                  NO

Required Transferor Subordination Amount . . . . . .          0.00              0.00                0.00               0.00

Required Transferor Subordination Amount
  (% Class A Adjusted Invested Amount) . . . . . . .          0.00%             0.00%               0.00%

Available Subordinated Amount as of the
  end of the preceding Collection Period . . . . . .          0.00              0.00                0.00               0.00


                                                             TRIGGER             ACTUAL        SUBORD. EVENT ?
TRANSFEROR SUBORDINATION EVENT TRIGGERS                       LEVEL              LEVELS)          (1=YES)
---------------------------------------                       -----              -------          -------
1. Minimum November through April Monthly
   Payment Rate (3-mo moving avg). . . . . . . . . .          10.00%              24.70%             0

2. Minimum May through October Monthly
   Payment Rate (3-mo moving avg). . . . . . . . . .          13.00%              24.70%             0

3. Maximum All-Terrain Vehicles
   (as % of Pool Balance). . . . . . . . . . . . . .          33.33%              30.09%             0

4. Maximum other than motorcycles,
   scooters, water vehicles, all-terrain
   vehicles, outboard and snow mobiles
   (as % of Pool Balance). . . . . . . . . . . . . .          10.00%               1.49%             0

5. Maximum Dealer "holdbacks" on non-sold
   products plus Sales Program Discounts . . . . . .          5.00%                0.14%             0

6. Maximum Fiscal Year New Accounts as
   a % of Beginning Fiscal Year Total
   Accounts. . . . . . . . . . . . . . . . . . . . .          8.00%                4.69%             0

7. Maximum Fiscal Quarter New Accounts
   as a % of Beginning Fiscal Quarter
   Total Accounts. . . . . . . . . . . . . . . . . .          5.00%                1.38%             0

8. Maximum Defaulted Receivables minus
   Recoveries plus Repossessions (as an
   Annual % of Pool Balance) (3-month
   moving average) . . . . . . . . . . . . . . . . .          7.50%                0.22%             0

"REGULAR"                     YAMAHA MOTOR MASTER TRUST             COLLECTION
DISTRIBUTION DATE:               6.25% SERIES 1994-1,           PERIOD ENDING:
15-JAN-99               6.20% SERIES 1995-1 & SERIES 1998-1         31-DEC-98

-------------------------------------------------------------------------------


J. INFORMATION REGARDING EARLY AMORTIZATION EVENT TRIGGERS

Series 1994-1 Early Amortization Event ? . . . . . . . . . . . . . . . . . . . . . . . . . . .           NO
Series 1995-1 Early Amortization Event ? . . . . . . . . . . . . . . . . . . . . . . . . . . .           NO
Series 1998-1 Early Amortization Event ? . . . . . . . . . . . . . . . . . . . . . . . . . . .           NO


                                                                                  SERIES           SERIES              SERIES
EARLY AMORTIZATION EVENT TRIGGERS                            TRIGGER              1994-1           1995-1              1998-1
                                                             -------              ------           ------              ------
1.  a. Min Class B Invested Amt as a %
       of Class A Inv Amt (Series 1994-1). . . . . .          17.00%              21.95%             NA                  NA
    b. Min Class B Invested Amt as a %
       of Class A & B Inv Amt (Series 1995-1). . . .          17.50%                NA             18.00%                NA
    c. Min Class B Invested Amt as a %
       of Class A & B Inv Amt (Series 1998-1). . . .          11.00%                NA               NA                11.50%

2. Max consecutive months that Special
   Funding Account may exceed $0 . . . . . . . . . .            12

3. Minimum Transferor Interest
   ( ** note ** below) . . . . . . . . . . . . . . .          10.00%              21.69%           21.69%              21.69%

4. Minimum Transferor Interest
   (** note ** below) if "finance charge"
   yield (expressed as an annual percentage
   of the Pool Balance) is less than 6%. . . . . . .          12.00%              21.69%           21.69%              21.69%

5. Minimum November through April Monthly
   Payment Rate (3-mo moving avg). . . . . . . . . .           8.00%              24.70%           24.70%              24.70%

6. Minimum May through October Monthly
   Payment Rate (3-mo moving avg). . . . . . . . . .          11.00%              24.70%           24.70%              24.70%

7. Maximum Defaulted Receivables minus
   Recoveries plus Repossessions (as an
   annual % of Pool Balance) (3-mo moving avg) . . .          10.00%              0.22%             0.22%              0.22%

8. Class B Invested Amount is less than
   Initial Class B Invested Amount for
   three consecutive periods . . . . . . . . . . . .                           32,926,829       21,951,220               ---


--------------------------------------------------------------------------------

    ** Note **: For purposes of determining whether the Transferor Interest is greater than the Minimum Transferor Interest, the Transferor Interest is reduced by the principal component (1 minus the Discount Factor) of 10-day draft balances if the short term rating of DFS is not P-1 .


Is the short term rating of DFS P-1 ? . . . . . . . . . . . . . . . . . . . . . . . . . . .                  NO
Balance of DFS drafts as of the end of the preceding Collection Period. . . . . . . . . . .        8,028,749.70

Transfer Interest as of the end of the preceding Collection Period. . . . . . . . . . . . .      107,519,604.98
Principal Component of DFS Draft balance as of the end of the preceding Coll. Period. . . .        7,888,246.58
                                                                                                   ------------
Adjusted Transferor Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       99,631,358.40
Adjusted Transferor Interest (% TPC). . . . . . . . . . . . . . . . . . . . . . . . . . . .              21.69%
Minimum Transferor Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       55,132,316.94

"REGULAR"                     YAMAHA MOTOR MASTER TRUST             COLLECTION
DISTRIBUTION DATE:               6.25% SERIES 1994-1,           PERIOD ENDING:
15-JAN-99               6.20% SERIES 1995-1 & SERIES 1998-1         31-DEC-98

-------------------------------------------------------------------------------

K. INFORMATION REGARDING THE SERVICER CASH COLLATERAL ACCOUNT

1.  Servicer Cash Collateral Account balance as of the beginning of the
    preceding Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,297,917.67

2.  Servicer Cash Collateral Account balance as of the end of the
    preceding Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2,497,917.67

3.  Withdrawals from the Servicer Cash Collateral Account during the
    preceding Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             5,781.54

4.  Investment Income and Deposits to the Servicer Cash Collateral Account during the
    preceding Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,205,781.54


L. INFORMATION REGARDING DISTRIBUTIONS TO SERIES 1994-1, 1995-1 AND 1998-1
   CLASS A CERTIFICATES

          SERIES             AMOUNT              EXPLANATION
          ------             ------              -----------
          1994-1         $781,250.00         Class A Monthly Interest
          1994-1         $7,500,391.77       Class A Principal  *
          1995-1         $516,666.67         Class A Monthly Interest
          1995-1         $0.00               Class A Principal  **
          1998-1         $733,032.85         Class A Monthly Interest
          1998-1         ($48,578,913.86)    Class A Principal (Increase)/Reduction ***

   * Amount of Series 1994-1 Class A Principal deposited to Principal Funding AC =       $7,500,391.77
  ** Amount of Series 1995-1 Class A Principal deposited to Principal Funding AC =           $0.00
 *** Amount of Series 1998-1 Undistributed Principal deposited to Collection AC =            $0.00



                                        NAME:
                                                  ------------------------------
                                        TITLE:         Treasurer
                                                  ------------------------------